                      THE BRAZILIAN INVESTMENT FUND, INC.

----------------------------------------------

DIRECTORS AND OFFICERS

Barton M. Biggs             R. Charles Tschampion
CHAIRMAN OF THE BOARD       DIRECTOR
OF DIRECTORS                James W. Grisham
Warren J. Olsen             VICE PRESIDENT
PRESIDENT AND DIRECTOR      Michael F. Klein
Peter J. Chase              VICE PRESIDENT
DIRECTOR                    Harold J. Schaaff, Jr.
John W. Croghan             VICE PRESIDENT
DIRECTOR                    Joseph P. Stadler
David B. Gill               VICE PRESIDENT
DIRECTOR                    Valerie Y. Lewis
Graham E. Jones             SECRETARY
DIRECTOR                    James R. Rooney
John A. Levin               TREASURER
DIRECTOR                    Belinda A. Brady
William G. Morton, Jr.      ASSISTANT TREASURER
DIRECTOR

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INVESTMENT ADVISER
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
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U.S. ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
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BRAZILIAN ADMINISTRATOR AND CUSTODIAN
Unibanco-Uniao de Bancos Brasileiros S.A.
Avenida Eusebio Matoso, 891,
Sao Paulo, S.P., Brazil
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U.S. CUSTODIAN
The Chase Manhattan Bank
770 Broadway
New York, New York 10003
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SHAREHOLDER SERVICING AGENT
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
(800) 548-7786
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LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, New York 10004
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INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

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For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                            ------------------------

                                      THE
                              BRAZILIAN INVESTMENT
                                   FUND, INC.
                             ----------------------

                              FIRST QUARTER REPORT
                                 MARCH 31, 1997
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

For the three months ended March 31, 1997, The Brazilian Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 22.27% compared to 22.72% for the IFC Total Return Index for Brazil (the "Index"). For the one year ended March 31, 1997, the Fund had a total return, based on net asset value per share, of 60.14% compared with 49.06% for the Index. For the period from commencement of operations on June 4, 1991 through March 31, 1997, the Fund's total return, based on net asset value per share, was 327.94% compared to 362.40% for the Index.

The Fund modestly underperformed owing to its overweight in the retail sector and its underweight in the banking sector.

Brazil is undergoing a dramatic transformation in a core segment of its stock market. While not much seems to be happening at the fiscal deficit level, and the trade accounts continue to deteriorate, terrific progress is being made at the industry level in those sectors in which the government has shareholding stakes and regulatory oversight. The two most obvious examples are the telecommunications and electric utilities sectors, but there is terrific progress being made in the mining and oil and gas sectors as well. All four of these sectors paced the market for the first quarter, led by market bellwether Telebras.

Interestingly, all of the above activity is taking place in an economic context which has been, at best, difficult for private sector participants. Pricing power is scarce, import competition tough, and demand relatively sluggish. Thus, we are not terrifically excited by the earnings growth prospects of many private sector companies, and have positioned the Fund's portfolio in precisely those sectors and companies which are directly benefitting from the enormously positive marginal change introduced by the government.

In telecommunications, the government is resetting tariff levels in order to lay the groundwork for eventual privatization and liberalization. First, the government will auction off cellular licenses to create duopolistic markets in 10 franchise areas throughout the country. Bid winners will be announced in May, and the candidates are a "who's who" of international telecommunications powerhouses. Later, we expect that the government will then spin off its own cellular companies to allow them to compete more effectively with these new private sector competitors. Subsequently, we think it will regroup the remaining fixed wire companies, and privatize them beginning in 1998. This sector is undergoing enormous secular growth, and we think it will continue through the decade.

The electric utility sector is being transformed at both the state and federal level. While the future regulatory and corporate structure is still unclear, what is clear is that everything is for sale. The government is getting out of the sector completely, save for some regulatory oversight functions, and with private capital and management the growth outlook for the sector is awesome. Admittedly a great deal of this favorable outlook has already been reflected in prices, but we remain optimistic that there is both value and growth in the stock market in this sector.

In mining the government has proceeded forward with the privatization of iron ore behemoth CVRD. The stake [sale] to a strategic partner is scheduled for late April, and we expect it to go smoothly if not hotly contested. The symbolic as well as financial significance of this sale can not be overstated, and we think it will solidify the government's reputation as being quite serious about moving forward with free market reforms. Lastly, the oil and gas sector, chiefly in the form of monopoly producer Petrobras, has been an area of huge change. The government has deregulated prices and opened up niche areas for private investment in partnership with Petrobras.

The chief area for concern remains the trade deficit, which has been steadily worsening for the last two quarters. We think that it is a manageable problem, but one that the government will have to handle proactively rather than reactively to prevent economic dislocation. Further, the fiscal deficit has remained stubbornly high, and congress is too intransigent for us to hope for any meaningful improvement on this front anytime soon.

Lastly, we are somewhat concerned that profitability in the private sector has been lackluster. While as long as public sector change is positive the stock market will remain buoyant, we would like to see increased economic activity translate into superior earnings growth in the private sector going forward. We are constantly scanning for good growth stocks in this segment, and have strategic positions in the companies whose outlook is favorable at this stage.

Sincerely,

/s/ Warren J. Olsen

Warren J. Olsen
PRESIDENT AND DIRECTOR

/s/ Andy Skov

Andy Skov
PORTFOLIO MANAGER

/s/ Robert L. Meyer

Robert L. Meyer
PORTFOLIO MANAGER

April 1997

The Brazilian Investment Fund, Inc.
Investment Summary as of March 31, 1997 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                         TOTAL RETURN (%)
                     --------------------------------------------------------

                         NET ASSET VALUE (1)               INDEX (2)
                     ---------------------------  ---------------------------
                                      AVERAGE                      AVERAGE
                      CUMULATIVE       ANNUAL      CUMULATIVE       ANNUAL
                     ---------------------------  ---------------------------
FISCAL YEAR TO DATE        22.27%           --          22.72%           --
ONE YEAR                   60.14         60.14%         49.06         49.06%
FIVE YEAR                 161.45         21.19         203.48         24.86
SINCE INCEPTION*          327.94         28.34         362.40         29.99

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

A BAR CHART REFLECTING THE DATA BELOW IS REFLECTED HERE.

       YEARS ENDED DECEMBER 31:
             TOTAL RETURN                                                                                  THREE MONTHS ENDED
                                          1991*      1992       1993       1994       1995       1996        MARCH 31, 1997
Net Asset Value Per Share                 $ 63.31    $ 55.28    $ 83.58   $ 129.97    $ 64.14    $ 52.72                $ 56.80
Income Dividends                                -          -          -     $ 1.80          -     $ 0.02                      -
Capital Gains Distributions                     -          -     $ 7.06     $ 6.65    $ 37.73    $ 30.75                 $ 6.25
Fund Total Return (1)                      26.62%    -12.68%     72.52%     68.32%    -26.61%     48.54%                 22.27%
Index Total Return (2)                      3.48%      0.32%     99.45%     69.83%    -20.24%     34.36%                 22.72%
The Brazilian Investment Fund, Inc.
(1)
IFC Total Return Index for Brazil (2)

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. The Fund's shares are issued in a private placement and not traded; therefore, market value total investment return is not calculated.

(2) The IFC Total Return Index for Brazil is an unmanaged index of common stocks, including dividends.

 * The Fund commenced operations on June 4, 1991.

The Brazilian Investment Fund, Inc.
Portfolio Summary as of March 31, 1997 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities            96.0%
Short-Term Investments        4.0%

--------------------------------------------------------------------------------

SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Banking                          6.2%
Beverages & Tobacco              3.8%
Broadcasting & Publishing        2.1%
Energy Sources                   4.6%
Industrial Components            0.2%
Merchandising                   14.2%
Metals - Non-Ferrous             4.7%
Telecommunications              33.9%
Textiles & Apparel               3.2%
Utilities - Electrical &
Gas                             15.6%
Other                           11.5%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS*

                           PERCENT OF
                           NET ASSETS
                           ----------
 1.  Telebras                 33.2%
 2.  Lojas Renner              8.5
 3.  Eletrobras                6.7
 4.  Cemig                     4.7
 5.  CVRD                      4.7

                           PERCENT OF
                           NET ASSETS
                           ----------

 6.  Lojas Arapua              4.6%
 7.  Petrobras                 4.6
 8.  Brahma                    3.5
 9.  Coteminas                 3.2
10.  Itaubanco                 3.1
                             -----
                              76.8%
                             -----
                             -----

* Excluding short-term investments.

INVESTMENTS (UNAUDITED)
---------

MARCH 31, 1997

                                                     VALUE
                                           SHARES    (000)
----------------------------------------------------------
------------------------
BRAZILIAN INVESTMENT FUND (92.1%)
----------------------------------------------------------
------------------------
BRAZILIAN NON-VOTING PREFERRED
STOCKS (88.5%)
(Unless otherwise noted)
----------------------------------------------------------
------------------------
APPLIANCES & HOUSEHOLD DURABLES (0.0%)
  Brasmotor S.A.                          100,000  U.S.$29
                                                   -------
BANKING (6.2%)
  Banco Bradesco                      215,243,000    1,778
  Banco Nacional                      112,483,664        5
  Itaubanco                             3,546,000    1,835
                                                   -------
                                                     3,618
                                                   -------
BEVERAGES & TOBACCO (3.8%)
  Brahma                                3,171,000    2,067
  Souza Cruz (Common)                      17,700      148
                                                   -------
                                                     2,215
                                                   -------
BROADCASTING & PUBLISHING (2.1%)
  TV Filme ADR                             98,000    1,213
                                                   -------
ENERGY SOURCES (4.6%)
  Petrobras                            13,400,000    2,663
                                                   -------
INDUSTRIAL COMPONENTS (0.2%)
  Schulz                                7,018,000      123
                                                   -------
MERCHANDISING (14.2%)
  Bompreco GDR 144A                        23,630      585
  Casa Anglo                            1,900,000       76
  Lojas Arapua                        113,789,000    2,686
  Lojas Renner                         94,474,000    4,950
                                                   -------
                                                     8,297
                                                   -------
METALS -- NON-FERROUS (4.7%)
  CVRD                                     84,603    1,925
  CVRD ADR                                 34,830      792
                                                   -------
                                                     2,717
                                                   -------
TELECOMMUNICATIONS (33.9%)
  Telebras                            153,099,895   15,841
  Telebras ADR                              8,450      865
  Telebras (Common)                    26,853,000    2,707
  Telesp                                  245,601       62
  Telesp (Common)                       1,200,473      300
                                                   -------
                                                    19,775
                                                   -------
TEXTILES & APPAREL (3.2%)
  Coteminas                             4,632,000    1,854
                                                   -------
----------------------------------------------------------
------------------------

                                                     VALUE
                                           SHARES    (000)

----------------------------------------------------------
------------------------
UTILITIES -- ELECTRICAL & GAS (15.6%)
  Celesc GDR 144A                          14,600  U.S.$1,664
  Cemig                                52,330,000    2,154
  Cemig ADR                                14,360      594
  CESP                                         90       --@
  Cia Paranaense de Energia-Copel      55,750,000      789
  CPFL                                     68,343        8
  Eletrobras 'B'                        2,628,000    1,131
  Eletrobras 'B' (Common)               5,252,000    2,172
  Eletrobras (Common) ADR                  30,000      623
  Eletrobras ADR                              250        5
                                                   -------
                                                     9,140
                                                   -------
----------------------------------------------------------
------------------------
TOTAL BRAZILIAN NON-VOTING PREFERRED STOCKS
  (Cost U.S. $38,710)                               51,644
                                                   -------
----------------------------------------------------------
------------------------
                                           AMOUNT
                                            (000)
----------------------------------------------------------
------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (3.6%)
  Brazilian Real
    (Cost U.S. $2,142)                  BRL 2,255    2,129
                                                   -------
----------------------------------------------------------
------------------------
TOTAL BRAZILIAN INVESTMENT FUND
  (Cost U.S. $40,852)                               53,773
                                                   -------
----------------------------------------------------------
------------------------
OTHER ASSETS AND LIABILITIES (7.9%)
  Other Assets                       U.S.$  7,249
  Liabilities                              (2,628)   4,621
                                     ------------  -------
----------------------------------------------------------
------------------------
NET ASSETS (100%)
  Applicable to 1,028,088 issued and outstanding
    U.S. $0.01 par value shares (50,000,000
    shares authorized)                             U.S.$58,394
                                                   -------
                                                   -------
----------------------------------------------------------
------------------------
NET ASSET VALUE PER SHARE                          U.S.$56.80
                                                   -------
                                                   -------
----------------------------------------------------------
------------------------

  @  -- Value is less than U.S. $500.
ADR  -- American Depositary Receipt
GDR  -- Global Depositary Receipt